Exhibit 10.1

PREFERRED STOCK REPURCHASE AGREEMENT

THIS PREFERRED STOCK REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 15, 2017, by and among Extended Stay America, Inc., a Delaware corporation (the “Corporation”) and each of the entities identified on Schedule 1 hereto (each such entity, a “Seller,” and collectively, the “Sellers”).

WHEREAS, the Sellers own shares of Series A Preferred Stock, with a per share stated value of $1,000 per share (the “Stated Value”), of the Corporation (the “Shares); and

WHEREAS, notwithstanding anything to the contrary in the Corporation’s Amended and Restated Certificate of Incorporation dated November 6, 2013, the Corporation and the Sellers propose to enter into a transaction (the “Repurchase Transaction”) whereby the Sellers shall sell to the Corporation and the Corporation shall purchase from the Sellers the respective number of Shares set forth opposite the names of the Sellers on Schedule I hereto (the “Repurchase Shares”) at the Per Share Purchase Price (as defined below).

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

REPURCHASE

Section 1.1 Repurchase of Shares. The Corporation shall purchase from the Sellers the Repurchase Shares, under the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined below), and each Seller, severally and not jointly, shall sell to the Corporation the respective number of Shares set forth opposite the name of such Seller on Schedule I hereto at a per share purchase price equal to the Stated Value plus all accrued and unpaid dividends thereon through and including the date of the Closing that have not previously been paid (the “Per Share Purchase Price”).

Section 1.2 Closing.

(a) The closing (the “Closing”) of the Repurchase Transaction shall be held at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York, on June 15, 2017 or at such other time, date or place as the Sellers and the Corporation may agree in writing (“Closing Date”).

(b) At the Closing, each Seller shall deliver the number of Repurchase Shares sold by such Seller to the Corporation, or as instructed by the Corporation, duly executed stock powers relating to the Repurchase Shares sold by such Seller, as applicable, and the Corporation agrees to deliver to such Seller a dollar amount equal to the product of the Per Share Purchase Price and the number of Repurchase Shares sold by such Seller by wire transfer of immediately available funds.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers severally and not jointly represents and warrants to the Corporation as follows:

Section 2.1 Title to Repurchase Shares. Such Seller has good and valid title to the Repurchase Shares to be sold at the Closing Date by such Seller hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Seller will have, immediately prior to the Closing Date, good and valid title to the Repurchase Shares to be sold at the Closing Date by such Seller, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such Repurchase Shares and payment therefor pursuant hereto, good and valid title to such Repurchase Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Corporation.

Section 2.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Seller of this Agreement, and for the sale and delivery of the Repurchase Shares to be sold by such Seller hereunder, have been obtained; and such Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Repurchase Shares to be sold by such Seller hereunder; this Agreement has been duly authorized, executed and delivered by or on behalf of such Seller.

Section 2.3 Receipt of Information. Such Seller has received all the information it considers necessary or appropriate for deciding whether to consummate the Repurchase Transaction. Such Seller has had an opportunity to ask questions and receive answers from the Corporation. Such Seller has had the opportunity to discuss with its tax advisors the consequences of the Repurchase Transaction. Such Seller has not received, nor is it relying on, any representations or warranties from the Corporation other than as provided herein, and the Corporation hereby disclaims any other express or implied representations or warranties with respect to itself.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants to the Sellers as follows:

Section 3.1 Authority Relative to this Agreement. The Corporation has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

Section 3.2 Approvals. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Corporation of this Agreement and the consummation of the transactions contemplated by this Agreement.

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ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination. This Agreement may be terminated at any time by the mutual written consent of each of the parties hereto.

Section 4.2 Savings Clause. No provision of this Agreement shall be construed to require any party or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.

Section 4.3 Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by such party (and by the Corporation, in the case of any waiver by any Seller). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 4.4 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 4.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto and executed contemporaneously herewith, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.6 Successors and Assigns. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part by any party without the prior written consent of the other parties.

Section 4.7 No Third Party Beneficiaries. No Person other than the parties hereto shall have any rights or benefits under this Agreement, and nothing in this Agreement is intended to, or will, confer on any Person other than the parties hereto any rights, benefits or remedies.

Section 4.8 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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Section 4.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Corporation shall be given to them at Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, fax: (980) 335-3089; Attention: General Counsel and Corporate Secretary with a copy to Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, Attention: Stuart Gelfond, Esq. Notices to the Sellers shall be given to Centerbridge Partners, L.P. at 375 Park Ave., New York, NY 10152, Attention: Office of the General Counsel, with copies to: legalnotices@centerbridge.com and to The Blackstone Group, L.P. at 345 Park Avenue, New York, New York 10154, Attention: General Counsel, (fax: (646) 253-8983).

Section 4.10 Governing Law; Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

Section 4.11 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

EXTENDED STAY AMERICA, INC.

By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

[Signature Page to Preferred Stock Repurchase Agreement]

CENTERBRIDGE CREDIT PARTNERS, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.,
its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE CREDIT PARTNERS TE INTERMEDIATE I, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.,
its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE CREDIT PARTNERS OFFSHORE INTERMEDIATE III, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P., its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS AIV VI-A, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P.,
its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS AIV VI-B, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P.,
its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV I, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P., its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

BY:	CCP SBS GP, LLC, its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.A-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

BLACKSTONE REAL ESTATE PARTNERS VI.B-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

BLACKSTONE REAL ESTATE PARTNERS VI.C-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.G-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.

BY: BREP VI SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

BLACKSTONE REAL ESTATE PARTNERS (AIV) VI-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
Name: Robert G. Harper
Title: Authorized Signatory

[Signature Page to Preferred Stock Repurchase Agreement]

Schedule 1

Seller	Number of Shares of Series A Preferred Stock
CENTERBRIDGE CREDIT PARTNERS, L.P.	1,325
CENTERBRIDGE CREDIT PARTNERS TE INTERMEDIATE I, L.P.	1,624
CENTERBRIDGE CREDIT PARTNERS OFFSHORE INTERMEDIATE III, L.P.	569
CENTERBRIDGE CAPITAL PARTNERS AIV VI-A, L.P.	1,696
CENTERBRIDGE CAPITAL PARTNERS AIV VI-B, L.P.	1,696
CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV I, L.P.	114
CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.	11
BLACKSTONE REAL ESTATE PARTNERS VI.A-ESH L.P.	1,290
BLACKSTONE REAL ESTATE PARTNERS VI.B-ESH L.P.	1,307
BLACKSTONE REAL ESTATE PARTNERS VI.C-ESH L.P.	436
BLACKSTONE REAL ESTATE PARTNERS (AIV) VI-ESH L.P.	9
BLACKSTONE REAL ESTATE PARTNERS VI.TE.1-ESH L.P.	829
BLACKSTONE REAL ESTATE PARTNERS VI.TE.2-ESH L.P.	1,783
BLACKSTONE REAL ESTATE PARTNERS VI.G-ESH L.P.	1,359
BLACKSTONE REAL ESTATE HOLDINGS VI L.P.	21

Total	14,069

[Schedule 1 to Preferred Stock Repurchase Agreement]